JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL Life Distributors, INC.
Member NASD.

Selling Agreement



This Agreement, dated,     , _______ is by and among
           and
(Broker/Dealer)

         ,
(Agency)
         ,
(Agency)
          ,
(Agency)

hereinafter taken together and referred to as ("Broker/Dealer"), JACKSON NATIONAL LIFE INSURANCE COMPANY ("Insurer"), and JACKSON NATIONAL Life Distributors, INC. (member NASD), a registered broker/dealer ("Distributor"). This Agreement is for the purpose of arranging for the distribution of certain life and annuity contracts ("Contracts") issued by Insurer through sales people who are licensed agents of the Insurer and Registered Representatives of the Broker/Dealer (collectively referred to as "Registered Representative" or "Registered Representatives").

Broker/Dealer is itself, or is affiliated with an entity which is registered as a broker/dealer with the Securities and Exchange Commission (the "SEC") and which is a member of the National Association of Securities Dealers, Inc. (the "NASD"), and is also duly licensed as a life insurance agency under the insurance laws of the various states in which it operates.

In consideration of the mutual promises and covenants contained in this Agreement, Insurer and Distributor appoint those persons who are Registered Representatives of Broker/Dealer and licensed agents of Insurer to solicit and procure applications for the Contracts specified in the attached Schedule B. This appointment is not deemed to be exclusive in any manner and only extends to those jurisdictions in which the Contracts specified in the attached Schedule B have been approved for sale and in which Broker/Dealer and respective Registered Representative are properly licensed and appointed. All completed applications, supporting documents and initial and subsequent payments are the sole property of Insurer and must be promptly delivered to Insurer at such address as it may from time to time designate. All applications are subject to acceptance by Insurer in its sole discretion.

         I.       REGISTERED REPRESENTATIVES
                  Broker/Dealer is authorized to recommend Registered Representatives for appointment as licensed agents of Insurer to solicit sales of the Contracts specified in the attached Schedule B. Broker/Dealer warrants that each such persons recommended for appointment shall be fully licensed under the applicable state insurance and securities laws and a duly Registered Representatives of Broker/Dealer.
                  Broker/Dealer is providing Distributor with a general letter of recommendation for its Registered Representatives. See Schedule A attached hereto. This letter must provide Distributor and Insurer with assurance that all background investigations which are required by state and federal laws have been made and that Broker/Dealer affirms that all appointees meet all state and federal requirements, and should be appointed by Insurer. The letter also warrants that all appointees have the necessary state and federal licenses and registrations to transact business for the Insurer.


         II.      SALES MATERIAL
                  Broker/Dealer shall cause its officers, employees and Registered Representatives not to use any material or information, including but not limited to, written, audio, or video sales material, or prospectus unless such material has been provided or approved by Insurer. In accordance with the requirements of federal and certain state laws, Broker/Dealer shall maintain complete records indicating the manner and extent of distribution of any such solicitation material. This material shall be made available to appropriate federal and state regulatory agencies as required by law or regulation. Broker/Dealer shall hold Insurer, Distributor and their respective affiliates harmless from any liability arising from the use of any material which has not been specifically approved by Insurer or Distributor in writing, or used in a manner which is inconsistent with Insurer's or Distributor's approval.
                  Broker/Dealer and its officers, employees, and Registered Representatives are not authorized to make any other representations concerning the Contracts except those contained in the prospectus then in effect and/or sales material issued and approved by Insurer or Distributor.
         III.     PROSPECTUS DELIVERY
                  Broker/Dealer shall be responsible for compliance by its Registered Representatives with the requirements that solicitation for variable Contracts will be made by use of a currently effective prospectus, that a prospectus will be delivered concurrently with each sales presentation and that no statements shall be made to a client superseding or controverting any statement made in the prospectus. Insurer and Distributor shall furnish Broker/Dealer reasonable quantities of prospectuses at no cost.

         IV.      BROKER/DEALER COMPLIANCE
                  Broker/Dealer is a broker-dealer registered with the SEC and a member in good standing of the NASD and shall fully comply with the rules and requirements of the NASD and all other applicable federal and state laws, rules and regulations, including insurance laws, applicable to the transactions hereunder. Broker/Dealer shall establish rules, procedures, supervisory and inspection techniques necessary to diligently supervise the activities of its Registered Representatives. Upon request by Distributor or Insurer, Broker/Dealer shall furnish appropriate records as are necessary to establish diligent supervision.
                  In the event Broker/Dealer utilizes an affiliated entity to satisfy broker-dealer requirements pursuant to authority granted under applicable SEC no-action letters, such affiliated entity shall countersign this Agreement and shall be duly bound hereby.

         V.       RECORDKEEPING
                  Broker/Dealer shall prepare and maintain full and accurate records of the business transacted by its Registered Representatives under this Agreement and shall forward to Insurer and Distributor such reports of said business as Insurer or Distributor may prescribe. Insurer and Distributor shall have the right to examine said records at reasonable times.

         VI.      INDEMNIFICATION
                  Broker/Dealer agrees to hold harmless and indemnify Distributor and Insurer and their respective affiliates from any and all claims, direct or indirect liabilities, losses and expenses which any such party may incur resulting from requests, directions, actions or inactions of Broker/Dealer and/or its officers, employees, or Registered Representatives based upon: (a) any alleged untrue or untrue statement made by Broker/Dealer and/or its officers, employees, or Registered Representatives, unless such statement is contained in the registration statement, prospectus, or any Distributor or Issuer approved sales material for any Contract, or (b) the failure of Broker/Dealer and/or its officers, employees, or Registered Representatives to comply with any provision of this Agreement.

         VII.     FIDELITY BOND
                  Broker/Dealer represents that all its directors, officers, employees and Registered Representatives who have access to funds of Insurer or who are covered by this Agreement are and will continue to be covered by a blanket fidelity bond including coverage for larceny, embezzlement and other defalcation, issued by a reputable bonding company. This bond shall be maintained at Broker/Dealer expense. Such bond shall be at least equivalent to the minimum coverage required under the NASD Rules of Fair Practice, endorsed to extend coverage to life insurance and annuity transactions. Broker/Dealer acknowledges that Insurer may require evidence that such coverage is in force and Broker/Dealer shall promptly give notice to Insurer of any notice of cancellation or change of coverage.
                  Broker/Dealer assigns any proceeds received from the fidelity bond company to Insurer to the extent of Insurer's loss due to activities covered by the bond. If there is any deficiency, Broker/Dealer shall promptly pay Insurer that amount on demand and Broker/Dealer indemnifies and holds harmless Insurer from any deficiency and from the cost of collection.

         VIII.    LIMITATIONS OF AUTHORITY
                  The Contract forms are the sole property of Insurer. No person other than Insurer has the authority to make, alter or discharge any policy, Contract, certificate, supplemental contract or form issued by Insurer. Insurer may make such changes as it deems advisable in the conduct of its business or discontinue at any time issuing any of its forms or contracts and no liability to the Broker/Dealer will attach to Insurer or Distributor by reason of Insurer so doing. No person other than Insurer has the right to waive any provision with respect to any Contract or policy. No person other than Insurer has the authority to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Insurer.
         IX.      COOPERATION
                  Broker/Dealer and its directors, officers, employees and Registered Representatives shall cooperate with Insurer and/or Distributor in the investigation and settlement of all claims against Broker/Dealer and/or its directors, officers, employees, and Registered Representatives relating to the solicitation or sale of Contracts under this Agreement. Broker/Dealer shall promptly forward to Insurer and/or Distributor any notice or other relevant information that may come into its possession.

         X.       PRINCIPLES OF ETHICAL MARKET CONDUCT
                  In all matters relating to the sale and marketing of life insurance and annuity products, Insurer is fully committed to the following
Principles: (1) To conduct business according to high standards of honesty and fairness and to render that service to its clients that, in the same circumstances, it would apply to or demand for itself; (2) To provide competent and client-focused sales and service; (3) To engage in active and fair competition; (4) To provide advertising and sales material that are clear as to purpose, and honest and fair as to content; (5) To handle client complaints and disputes fairly and expeditiously; and (6) To maintain a system of oversight and review that is reasonably designed to achieve compliance with these Principles of Ethical Market Conduct. Broker/Dealer acknowledges and agrees that it and its directors, officers, employees, and Registered Representatives will conduct all of their activities that are within the scope of this Agreement in accordance with these Principles.


         XI.      GENERAL PROVISIONS
                  A.       Waiver
         Failure of any of the parties to promptly insist upon strict compliance with any of the obligations of any other party under this Agreement shall not be deemed to constitute a waiver of the right to enforce strict compliance.

                  B.       Independent Contractor
         Broker/Dealer  is an  independent  contractor  and not an  employee  or
subsidiary  of  Distributor   or  Insurer.   (Registered   Representatives   are
independent contractors and not employees of Distributor or Insurer.)

                  C.       Independent Assignment
         No assignment of this Agreement or of commissions or other payments under this Agreement shall be valid without the prior written consent of Insurer.

                  D.       Notice
         Any notice pursuant to this Agreement shall be mailed, postage paid, to the last address communicated by the receiving party to other parties to this Agreement.

                  E.       Severability
         To the extent this Agreement may be in conflict with any applicable law or regulation, this Agreement shall be construed in a manner not inconsistent with such law or regulation. The invalidity or illegality of any provision of this Agreement shall not be deemed to affect the validity or legality of any other provision of this Agreement.

                  F.       Amendment
         This Agreement may be amended in writing signed by the parties to this Agreement.

                  G.       Termination
         This Agreement may be terminated by any party upon written notice, and termination shall be effective immediately.

                  H.       Michigan Law
         This Agreement shall be construed in accordance with the laws of the state of Michigan. IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above.

BROKER/DEALER:

    -------------------------------             --------------------------------
Name of Broker/Dealer                           Name of Life Agent or Agency
                                                (If other than Broker/Dealer)

-------------------------------------           --------------------------------
Address           Address
         -------------------------------        --------------------------------

Signature: _________________________        Signature:   _______________________
Print Name: ________________________        Print Name:  _______________________
Title:   ___________________________        Title:  ____________________________
Date:    ___________________________        Date:   ____________________________

JACKSON NATIONAL LIFE      JACKSON NATIONAL
INSURANCE COMPANY Life Distributors, INC.
5901 Executive Drive       401 Wilshire Boulevard, Ste. 1200
Lansing, MI 48911 Santa Monica, CA 90401

Signature: _________________________        Signature:   _______________________
Print Name: ________________________        Print Name:  _______________________
Title:   ___________________________        Title:  ____________________________
Date:    ___________________________        Date:   ____________________________

SCHEDULE A

General Letter of Recommendation


Broker/Dealer hereby certifies to Distributor and Insurer that all the following requirements shall be fulfilled by Broker/Dealer in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Insurer. Broker/ Dealer, upon request, will forward proof of compliance with the same to Distributor and Insurer in a timely manner.

         1. We have made a thorough investigation relative to each applicant's identity, residence and business reputation and declare that each applicant is personally known to us, has been examined by us, has a good business reputation, is reliable, is financially responsible and is worthy of a license. Each individual is trustworthy, competent and qualified to act as an agent for Insurer to hold himself out in good faith to the general public.

         2. We have on file a U-4 form which was completed by each applicant intending to sell the Variable Contracts. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a Registered Representative through our NASD member firm, and each applicant is presently registered as an NASD Registered Representative. The above information in our files indicated no fact or condition which would disqualify the applicant from receiving a license, and all the findings of all investigative information is favorable.

         3. We certify that all educational requirements have been met for the specific jurisdiction each applicant is requesting a license/appointment in and that all such persons have fulfilled the appropriate examination, education and training requirements, and that all such persons are appropriately affiliated with the Broker/Dealer as agents in the specific jurisdiction each applicant is requesting appointment/licensure.

         4. If the applicant is required to submit his picture, his signature, and securities registration in the jurisdiction in which he is applying for a license, we certify that those items forwarded to Distributor and Insurer are those of the applicant, and the securities registration is a true copy of the original.

         5. We hereby warrant that the applicant is not applying for a license with Insurer in order to place insurance chiefly or solely on his life or property, lives or property of his relatives, or liability of his associates.

         6. We certify that each applicant will receive close and adequate supervision and that we will make inspection, when needed, of any or all risks written by these applicants, to the end that the insurance interest of the public will be properly protected.

         7. We will not permit any applicant to transact insurance as a Registered Representative until duly licensed and appointed therefore. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as a Registered Representative in any capacity, and they will not be so permitted until the certificate of authority or license applied for, or appointment confirmation (where required) is received.

         ---------------------------                ----------------------------
             Principal                                   Date

SCHEDULE B

Commission Schedules


All Products
These Commission Schedules are attached to and part of the Jackson National Life Insurance Company and Jackson National Life Distributors, Inc. Selling Agreement to which they are appended. They are subject to the terms and conditions of the Agreement. In no event shall the Insurer be liable for payment with respect to any solicitation made, in whole or in part, by any person not appropriately licensed, registered and appointed with Insurer (where required) prior to the commencement of such solicitation.

Insurer will pay all compensation due Broker/Dealer, or due any Registered Representatives of Broker/Dealer, either directly to Broker/Dealer or, as necessary to meet legal requirements, to the licensed Broker/Dealer affiliate or individual Registered Representatives. Broker/Dealer hereby warrants that all necessary contractual arrangements are in place to enable Insurer to pay Broker/Dealer, or any of its affiliates, for business produced by Registered Representatives of Broker/Dealer in the jurisdiction in which they hold licenses. Broker/Dealer shall pay all compensation, if any, due to any person including Registered Representatives of Broker/Dealer with respect to Contracts which are subject to this Agreement, and no such Registered Representative of Broker/Dealer, or other person shall have any claim against Insurer on account of the sale or service of any such Contracts. Insurer shall have no obligation to make compensation payments except as provided herein.

The Insurer shall not be liable, and the Broker/Dealer agrees to reimburse Insurer for any commissions paid by the Insurer to the Broker/Dealer with respect to: (a) a Contract (excluding annuitized Contracts and Perspective Advisors) where the date of death is within six months from the date the Contract is issued if the owner's death (or annuitant's death on an annuitant-driven Contract) resulted from any cause or means other than from bodily injuries effected solely through accidental means; (b) a Contract (excluding annuitized Contracts, Perspective Advisors, and immediate annuities) where illness brings about (or "results in") the Owner's request of a Terminal Illness Benefit prior to or within six months from the date the Contract was issued; (c) a Contract returned to the Insurer pursuant to the "Free Look" provision of the Contract; (d) a Contract that is rescinded or not issued by the Insurer, as determined by the Insurer in its sole discretion; (e) any situation in which the Broker/Dealer and/or Registered Representative fails to conform to applicable state regulations and/or Insurer policies and procedures; (f) any situation in which the Broker/Dealer and/or Registered Representative fails to reasonably cooperate with the Insurer; or (g) an immediate annuity Contract where the premium is returned and the Contract is terminated prior to the first annuity payment. Any such Commissions paid shall be charged back to the Broker/Dealer. Broker/Dealer agrees to remit payment for outstanding balances within 90 days. The Insurer reserves the right to automatically recoup any charged back commission by offsetting them against future commission credits, when available.

JNL retains the right to withhold commission payment until expiration of the "Free Look" provision.

All plans are subject to change and are not available in all states.


Fixed Annuities and Life Insurance Only
Commissions are not paid on renewal premiums which are deducted from a Contract's cash accumulation account. Renewal Commissions shall not be allowed on premiums deposited into an advance premium account unless and until such premiums are due. No first-year Commissions are payable on Preliminary Term Insurance premiums or on Flat Extra Premium assessed for nine (9) years or less. The Broker/Dealer shall not be entitled to first-year or renewal commissions on premiums waived or paid by the Insurer under the Waiver of Premium provisions of any Contract. No first-year Commissions are payable on flexible-premium annuities where the annuitant has an existing flexible premium annuity meeting the same tax-qualifications criteria as the existing annuity. The premium will be treated as a subsequent deposit, and the Broker/Dealer will be entitled to the current renewal Commission. The Insurer reserves the right to offer different Commission terms for Flexible Premium Fixed Annuity Contracts on renewal deposits in excess of $500,000.



OWNER ISSUE AGE

Under 81














81 to 85













86 to 90

COMMISSION OPTIONS

Option A - 6.75% of Premium Payment

         - OR -

Option B - 5.75% of Premium Payment
+ .25% annual trail commission

- OR -

Option C - 2.00% of Premium Payment
+ 1.00% annual trail commission


Option A - 3.375% of Premium Payment

- OR -

Option B - 2.875% of Premium Payment
+ .25% annual trail commission

- OR -

Option C - 2.00% of Premium Payment
+ 1.00% annual trail commission


Option A, B, and C - 1.00% of Premium Payment + 1.00% annual trail commission


Commission Option Selection Page

The Commission Schedules for both Registered Products (Variable Annuities) and Non-Registered Products (Traditional Fixed Annuities, Equity-Indexed Annuities, and Life Insurance) are on the following pages. Please review these schedules and indicate the Commission Options selected on this page.
I. REGISTERED PRODUCTS (Variable Annuities)
The Commission Option Selection(s) and Default Commission Option Selection made on this page apply to ALL registered products business produced by Broker/Dealer pursuant to the Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement. (Example: If you choose Option A below, you have chosen Option A for ALL variable annuities issued by Jackson National Life Insurance Company.)

                              ____________ Option A
                               (Initial and Date)

                                            _______________            Option B
                               (Initial and Date)

                                            _______________            Option C
                               (Initial and Date)

Broker/Dealer's default selection is Option _____ if more than one Commission Option is available, and Registered Representative fails to make selection on business submitted to Insurer.

If the  Broker/Dealer  fails  to  select a  default  option  (if  more  than one
Commission Option is available and Registered Representative fails to make selection on business submitted to Insurer), it is agreed that Broker/Dealer's default selection is Option A.

Internal Exchanges:
For Broker/Dealers who have selected Option C above, it is agreed that Option A is elected.

II. NON-REGISTERED PRODUCTS (Traditional Fixed Annuities, Equity-Indexed Annuities, and Life Insurance) The Commission Option Selection(s) and Default Commission Option Selection made on this page apply to ALL non-registered products business produced by Broker/Dealer pursuant to the Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement. (Example: If you choose Option A below, you have chosen Option A for ALL traditional fixed annuities, equity-indexed annuities, and life insurance products issued by Jackson National Life Insurance Company.)
                                    ____________     Option A
                                      (Initial and Date)

                                    _______________  Option B
                                      (Initial and Date)

                                    _______________  Option C
                                      (Initial and Date)


Broker/Dealer's default selection is Option _____ if more than one Commission Option is available, and Registered Representative fails to make selection on business submitted to Insurer.

If the  Broker/Dealer  fails  to  select a  default  option  (if  more  than one
Commission Option is available and Registered Representative fails to make selection on business submitted to Insurer), it is agreed that Broker/Dealer's default selection is Option A.


REGISTERED PRODUCT COMMISSION SCHEDULES
(Perspective, Defined Strategies, Perspective Advantage, and Perspective Advisors) The Registered Product Commission Schedules on the following pages shall be subject to all the provisions and restrictions contained in the Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement, including but not limited to the chargeback provisions. The following Commission Schedules shall apply to business produced by Broker/Dealer and its Registered Representatives pursuant to this Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement.

The Insurer reserves the right to modify or terminate the commissions set forth in these schedules.

INTERNAL EXCHANGE COMMISSION SCHEDULES
(JNL Fixed Annuity Contracts Exchanged for Perspective, Defined Strategies, Perspective Advantage) The Internal Exchange Commission Schedules on the following pages shall apply to Jackson National Life Insurance Company fixed annuity Contracts exchanged for Perspective, Defined Strategies, or Perspective Advantage Contracts by Broker/Dealer pursuant to the Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement and the internal exchange policies in effect at the time of the transfer. Exchanges from Dual Fund TSA Annuities, Select/Pathfinder Annuities, and fixed annuity contracts with a loan outstanding are not allowed.
The Insurer reserves the right to modify or terminate the commission schedules and policies. INTERNAL EXCHANGES (JNL Fixed Annuity Contracts Exchanged for Perspective Advisors) On Jackson National Life Insurance Company fixed annuity Contracts exchanged for Perspective Advisors Contracts, surrender charges remaining (if any) on the JNL fixed annuity Contracts are not waived. Full commission will be paid on the new Perspective Advisors Contracts.
The Insurer reserves the right to modify or terminate the commission schedules and policies. REGISTERED PRODUCT INTERNAL EXCHANGES (Perspective, Perspective Advisors, Defined Strategies, Perspective Advantage) On Jackson National Life Insurance Company Registered Product Contracts exchanged for other JNL Registered Product Contracts, surrender charges remaining (if any) on the Contract being exchanged are not waived. No commission will be paid on the new Registered Product Contract.
The Insurer reserves the right to modify or terminate the commission schedules and policies. NON-REGISTERED PRODUCT COMMISSION SCHEDULES (Traditional Fixed Annuities, Equity-Indexed Annuities, and Life Insurance) The Non-Registered Product Commission Schedules on the following pages shall be subject to all the provisions and restrictions contained in the Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement, including but not limited to the chargeback provisions. The following Commission Schedules shall apply to business produced by Broker/Dealer and its Registered Representatives pursuant to this Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement. However, nothing contained herein shall require payment of commissions to Broker/Dealer for business submitted directly to the Insurer by any Registered Representative with an agreement and appointment with the Insurer.
The Insurer reserves the right to modify or terminate the commissions set forth in these schedules. If commission rates are not shown, or where special premium rate quotations are made, commission rates shall be such as may be fixed by the Insurer.



Issue Age on Owner-Driven Contracts
If Owner is a non-natural entity, commission calculation based on Annuitant's age. If Joint Owners, commission calculation based on older age.

Please see the following pages for Commission Schedules pursuant to this Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement.

Commission Schedule -
Perspective Fixed and Variable Annuity(R)Contracts (VA200)



This Agreement, dated,     , _______ is by and among
           and
(Broker/Dealer)

         ,
(Agency)
         ,
(Agency)
          ,
(Agency)

hereinafter taken together and referred to as ("Broker/Dealer"), JACKSON NATIONAL LIFE INSURANCE COMPANY ("Insurer"), and JACKSON NATIONAL Life Distributors, INC. (member NASD), a registered broker/dealer ("Distributor"). This Agreement is for the purpose of arranging for the distribution of certain life and annuity contracts ("Contracts") issued by Insurer through sales people who are licensed agents of the Insurer and Registered Representatives of the Broker/Dealer (collectively referred to as "Registered Representative" or "Registered Representatives").

Broker/Dealer is itself, or is affiliated with an entity which is registered as a broker/dealer with the Securities and Exchange Commission (the "SEC") and which is a member of the National Association of Securities Dealers, Inc. (the "NASD"), and is also duly licensed as a life insurance agency under the insurance laws of the various states in which it operates.

In consideration of the mutual promises and covenants contained in this Agreement, Insurer and Distributor appoint those persons who are Registered Representatives of Broker/Dealer and licensed agents of Insurer to solicit and procure applications for the Contracts specified in the attached Schedule B. This appointment is not deemed to be exclusive in any manner and only extends to those jurisdictions in which the Contracts specified in the attached Schedule B have been approved for sale and in which Broker/Dealer and respective Registered Representative are properly licensed and appointed. All completed applications, supporting documents and initial and subsequent payments are the sole property of Insurer and must be promptly delivered to Insurer at such address as it may from time to time designate. All applications are subject to acceptance by Insurer in its sole discretion.

         I.       REGISTERED REPRESENTATIVES
                  Broker/Dealer is authorized to recommend Registered Representatives for appointment as licensed agents of Insurer to solicit sales of the Contracts specified in the attached Schedule B. Broker/Dealer warrants that each such persons recommended for appointment shall be fully licensed under the applicable state insurance and securities laws and a duly Registered Representatives of Broker/Dealer.
                  Broker/Dealer is providing Distributor with a general letter of recommendation for its Registered Representatives. See Schedule A attached hereto. This letter must provide Distributor and Insurer with assurance that all background investigations which are required by state and federal laws have been made and that Broker/Dealer affirms that all appointees meet all state and federal requirements, and should be appointed by Insurer. The letter also warrants that all appointees have the necessary state and federal licenses and registrations to transact business for the Insurer.


         II.      SALES MATERIAL
                  Broker/Dealer shall cause its officers, employees and Registered Representatives not to use any material or information, including but not limited to, written, audio, or video sales material, or prospectus unless such material has been provided or approved by Insurer. In accordance with the requirements of federal and certain state laws, Broker/Dealer shall maintain complete records indicating the manner and extent of distribution of any such solicitation material. This material shall be made available to appropriate federal and state regulatory agencies as required by law or regulation. Broker/Dealer shall hold Insurer, Distributor and their respective affiliates harmless from any liability arising from the use of any material which has not been specifically approved by Insurer or Distributor in writing, or used in a manner which is inconsistent with Insurer's or Distributor's approval.
                  Broker/Dealer and its officers, employees, and Registered Representatives are not authorized to make any other representations concerning the Contracts except those contained in the prospectus then in effect and/or sales material issued and approved by Insurer or Distributor.
         III.     PROSPECTUS DELIVERY
                  Broker/Dealer shall be responsible for compliance by its Registered Representatives with the requirements that solicitation for variable Contracts will be made by use of a currently effective prospectus, that a prospectus will be delivered concurrently with each sales presentation and that no statements shall be made to a client superseding or controverting any statement made in the prospectus. Insurer and Distributor shall furnish Broker/Dealer reasonable quantities of prospectuses at no cost.

         IV.      BROKER/DEALER COMPLIANCE
                  Broker/Dealer is a broker-dealer registered with the SEC and a member in good standing of the NASD and shall fully comply with the rules and requirements of the NASD and all other applicable federal and state laws, rules and regulations, including insurance laws, applicable to the transactions hereunder. Broker/Dealer shall establish rules, procedures, supervisory and inspection techniques necessary to diligently supervise the activities of its Registered Representatives. Upon request by Distributor or Insurer, Broker/Dealer shall furnish appropriate records as are necessary to establish diligent supervision.
                  In the event Broker/Dealer utilizes an affiliated entity to satisfy broker-dealer requirements pursuant to authority granted under applicable SEC no-action letters, such affiliated entity shall countersign this Agreement and shall be duly bound hereby.

         V.       RECORDKEEPING
                  Broker/Dealer shall prepare and maintain full and accurate records of the business transacted by its Registered Representatives under this Agreement and shall forward to Insurer and Distributor such reports of said business as Insurer or Distributor may prescribe. Insurer and Distributor shall have the right to examine said records at reasonable times.

         VI.      INDEMNIFICATION
                  Broker/Dealer agrees to hold harmless and indemnify Distributor and Insurer and their respective affiliates from any and all claims, direct or indirect liabilities, losses and expenses which any such party may incur resulting from requests, directions, actions or inactions of Broker/Dealer and/or its officers, employees, or Registered Representatives based upon: (a) any alleged untrue or untrue statement made by Broker/Dealer and/or its officers, employees, or Registered Representatives, unless such statement is contained in the registration statement, prospectus, or any Distributor or Issuer approved sales material for any Contract, or (b) the failure of Broker/Dealer and/or its officers, employees, or Registered Representatives to comply with any provision of this Agreement.

         VII.     FIDELITY BOND
                  Broker/Dealer represents that all its directors, officers, employees and Registered Representatives who have access to funds of Insurer or who are covered by this Agreement are and will continue to be covered by a blanket fidelity bond including coverage for larceny, embezzlement and other defalcation, issued by a reputable bonding company. This bond shall be maintained at Broker/Dealer expense. Such bond shall be at least equivalent to the minimum coverage required under the NASD Rules of Fair Practice, endorsed to extend coverage to life insurance and annuity transactions. Broker/Dealer acknowledges that Insurer may require evidence that such coverage is in force and Broker/Dealer shall promptly give notice to Insurer of any notice of cancellation or change of coverage.
                  Broker/Dealer assigns any proceeds received from the fidelity bond company to Insurer to the extent of Insurer's loss due to activities covered by the bond. If there is any deficiency, Broker/Dealer shall promptly pay Insurer that amount on demand and Broker/Dealer indemnifies and holds harmless Insurer from any deficiency and from the cost of collection.

         VIII.    LIMITATIONS OF AUTHORITY
                  The Contract forms are the sole property of Insurer. No person other than Insurer has the authority to make, alter or discharge any policy, Contract, certificate, supplemental contract or form issued by Insurer. Insurer may make such changes as it deems advisable in the conduct of its business or discontinue at any time issuing any of its forms or contracts and no liability to the Broker/Dealer will attach to Insurer or Distributor by reason of Insurer so doing. No person other than Insurer has the right to waive any provision with respect to any Contract or policy. No person other than Insurer has the authority to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Insurer.
         IX.      COOPERATION
                  Broker/Dealer and its directors, officers, employees and Registered Representatives shall cooperate with Insurer and/or Distributor in the investigation and settlement of all claims against Broker/Dealer and/or its directors, officers, employees, and Registered Representatives relating to the solicitation or sale of Contracts under this Agreement. Broker/Dealer shall promptly forward to Insurer and/or Distributor any notice or other relevant information that may come into its possession.

         X.       PRINCIPLES OF ETHICAL MARKET CONDUCT
                  In all matters relating to the sale and marketing of life insurance and annuity products, Insurer is fully committed to the following
Principles: (1) To conduct business according to high standards of honesty and fairness and to render that service to its clients that, in the same circumstances, it would apply to or demand for itself; (2) To provide competent and client-focused sales and service; (3) To engage in active and fair competition; (4) To provide advertising and sales material that are clear as to purpose, and honest and fair as to content; (5) To handle client complaints and disputes fairly and expeditiously; and (6) To maintain a system of oversight and review that is reasonably designed to achieve compliance with these Principles of Ethical Market Conduct. Broker/Dealer acknowledges and agrees that it and its directors, officers, employees, and Registered Representatives will conduct all of their activities that are within the scope of this Agreement in accordance with these Principles.


         XI.      GENERAL PROVISIONS
                  A.       Waiver

         Failure of any of the parties to promptly insist upon strict compliance with any of the obligations of any other party under this Agreement shall not be deemed to constitute a waiver of the right to enforce strict compliance.

                  B.       Independent Contractor

         Broker/Dealer  is an  independent  contractor  and not an  employee  or
subsidiary  of  Distributor   or  Insurer.   (Registered   Representatives   are
independent contractors and not employees of Distributor or Insurer.)

                  C.       Independent Assignment

         No assignment of this Agreement or of commissions or other payments under this

         Agreement shall be valid without the prior written consent of Insurer.

                  D.       Notice

         Any notice pursuant to this Agreement shall be mailed, postage paid, to the last address communicated by the receiving party to other parties to this Agreement.

                  E.       Severability

         To the extent this Agreement may be in conflict with any applicable law or regulation, this Agreement shall be construed in a manner not inconsistent with such law or regulation. The invalidity or illegality of any provision of this Agreement shall not be deemed to affect the validity or legality of any other provision of this Agreement.

                  F.       Amendment

         This Agreement may be amended in writing signed by the parties to this Agreement.

                  G.       Termination

         This Agreement may be terminated by any party upon written notice, and termination shall be effective immediately.

                  H.       Michigan Law

         This Agreement shall be construed in accordance with the laws of the state of Michigan. IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above.

BROKER/DEALER:

         -------------------------------      --------------------------------
Name of Broker/Dealer                         Name of Life Agent or Agency
                                              (If other than Broker/Dealer)

----------------------------------------      --------------------------------
Address                                       Address
         -------------------------------      --------------------------------

Signature: _________________________        Signature:   _______________________
Print Name: ________________________        Print Name:  _______________________
Title:   ___________________________        Title:  ____________________________
Date:    ___________________________        Date:   ____________________________

JACKSON NATIONAL LIFE      JACKSON NATIONAL
INSURANCE COMPANY Life Distributors, INC.
5901 Executive Drive       401 Wilshire Boulevard, Ste. 1200
Lansing, MI 48911 Santa Monica, CA 90401

Signature: _________________________        Signature:   _______________________
Print Name: ________________________        Print Name:  _______________________
Title:   ___________________________        Title:  ____________________________
Date:    ___________________________        Date:   ____________________________

SCHEDULE A

General Letter of Recommendation


Broker/Dealer hereby certifies to Distributor and Insurer that all the following requirements shall be fulfilled by Broker/Dealer in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Insurer. Broker/ Dealer, upon request, will forward proof of compliance with the same to Distributor and Insurer in a timely manner.

         1. We have made a thorough investigation relative to each applicant's identity, residence and business reputation and declare that each applicant is personally known to us, has been examined by us, has a good business reputation, is reliable, is financially responsible and is worthy of a license. Each individual is trustworthy, competent and qualified to act as an agent for Insurer to hold himself out in good faith to the general public.

         2. We have on file a U-4 form which was completed by each applicant intending to sell the Variable Contracts. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a Registered Representative through our NASD member firm, and each applicant is presently registered as an NASD Registered Representative. The above information in our files indicated no fact or condition which would disqualify the applicant from receiving a license, and all the findings of all investigative information is favorable.

         3. We certify that all educational requirements have been met for the specific jurisdiction each applicant is requesting a license/appointment in and that all such persons have fulfilled the appropriate examination, education and training requirements, and that all such persons are appropriately affiliated with the Broker/Dealer as agents in the specific jurisdiction each applicant is requesting appointment/licensure.

         4. If the applicant is required to submit his picture, his signature, and securities registration in the jurisdiction in which he is applying for a license, we certify that those items forwarded to Distributor and Insurer are those of the applicant, and the securities registration is a true copy of the original.

         5. We hereby warrant that the applicant is not applying for a license with Insurer in order to place insurance chiefly or solely on his life or property, lives or property of his relatives, or liability of his associates.

         6. We certify that each applicant will receive close and adequate supervision and that we will make inspection, when needed, of any or all risks written by these applicants, to the end that the insurance interest of the public will be properly protected.

         7. We will not permit any applicant to transact insurance as a Registered Representative until duly licensed and appointed therefore. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as a Registered Representative in any capacity, and they will not be so permitted until the certificate of authority or license applied for, or appointment confirmation (where required) is received.

         ---------------------------                 ---------------------------
               Principal                                   Date

SCHEDULE B

Commission Schedules


All Products
These Commission Schedules are attached to and part of the Jackson National Life Insurance Company and Jackson National Life Distributors, Inc. Selling Agreement to which they are appended. They are subject to the terms and conditions of the Agreement. In no event shall the Insurer be liable for payment with respect to any solicitation made, in whole or in part, by any person not appropriately licensed, registered and appointed with Insurer (where required) prior to the commencement of such solicitation.

Insurer will pay all compensation due Broker/Dealer, or due any Registered Representatives of Broker/Dealer, either directly to Broker/Dealer or, as necessary to meet legal requirements, to the licensed Broker/Dealer affiliate or individual Registered Representatives. Broker/Dealer hereby warrants that all necessary contractual arrangements are in place to enable Insurer to pay Broker/Dealer, or any of its affiliates, for business produced by Registered Representatives of Broker/Dealer in the jurisdiction in which they hold licenses. Broker/Dealer shall pay all compensation, if any, due to any person including Registered Representatives of Broker/Dealer with respect to Contracts which are subject to this Agreement, and no such Registered Representative of Broker/Dealer, or other person shall have any claim against Insurer on account of the sale or service of any such Contracts. Insurer shall have no obligation to make compensation payments except as provided herein.

The Insurer shall not be liable, and the Broker/Dealer agrees to reimburse Insurer for any commissions paid by the Insurer to the Broker/Dealer with respect to: (a) a Contract (excluding annuitized Contracts and Perspective Advisors) where the date of death is within six months from the date the Contract is issued if the owner's death (or annuitant's death on an annuitant-driven Contract) resulted from any cause or means other than from bodily injuries effected solely through accidental means; (b) a Contract (excluding annuitized Contracts, Perspective Advisors, and immediate annuities) where illness brings about (or "results in") the Owner's request of a Terminal Illness Benefit prior to or within six months from the date the Contract was issued; (c) a Contract returned to the Insurer pursuant to the "Free Look" provision of the Contract; (d) a Contract that is rescinded or not issued by the Insurer, as determined by the Insurer in its sole discretion; (e) any situation in which the Broker/Dealer and/or Registered Representative fails to conform to applicable state regulations and/or Insurer policies and procedures; (f) any situation in which the Broker/Dealer and/or Registered Representative fails to reasonably cooperate with the Insurer; or (g) an immediate annuity Contract where the premium is returned and the Contract is terminated prior to the first annuity payment. Any such Commissions paid shall be charged back to the Broker/Dealer. Broker/Dealer agrees to remit payment for outstanding balances within 90 days. The Insurer reserves the right to automatically recoup any charged back commission by offsetting them against future commission credits, when available.

JNL retains the right to withhold commission payment until expiration of the "Free Look" provision.

All plans are subject to change and are not available in all states.


Fixed Annuities and Life Insurance Only
Commissions are not paid on renewal premiums which are deducted from a Contract's cash accumulation account. Renewal Commissions shall not be allowed on premiums deposited into an advance premium account unless and until such premiums are due. No first-year Commissions are payable on Preliminary Term Insurance premiums or on Flat Extra Premium assessed for nine (9) years or less. The Broker/Dealer shall not be entitled to first-year or renewal commissions on premiums waived or paid by the Insurer under the Waiver of Premium provisions of any Contract. No first-year Commissions are payable on flexible-premium annuities where the annuitant has an existing flexible premium annuity meeting the same tax-qualifications criteria as the existing annuity. The premium will be treated as a subsequent deposit, and the Broker/Dealer will be entitled to the current renewal Commission. The Insurer reserves the right to offer different Commission terms for Flexible Premium Fixed Annuity Contracts on renewal deposits in excess of $500,000.



OWNER ISSUE AGE

Under 81














81 to 85













86 to 90

COMMISSION OPTIONS

Option A - 6.75% of Premium Payment

         - OR -

Option B - 5.75% of Premium Payment
+ .25% annual trail commission

- OR -

Option C - 2.00% of Premium Payment
+ 1.00% annual trail commission


Option A - 3.375% of Premium Payment

- OR -

Option B - 2.875% of Premium Payment
+ .25% annual trail commission

- OR -

Option C - 2.00% of Premium Payment
+ 1.00% annual trail commission


Option A, B, and C - 1.00% of Premium Payment + 1.00% annual trail commission



Trail Commissions:
Commissions are paid quarterly, based on contract value calculated at the end of each calendar quarter. Commissions are paid on each Contract that has been in force at least 12 months.


Internal Exchange Commission Schedule -
Perspective Fixed and Variable Annuity(R)Contracts (VA200)

Owner Issue Ages under 81
         Surrender Charge  Option A Option B
         Remaining On      Percent of Initial PremiumPercent of Initial Premium/
         JNL Fixed Annuity Contract         Annual Trail % on Contract thathas
been in force at least 12 months
         6.25%-7.00%       None     Not Available
         5.75%-6.24%       .25%     Not Available
         5.25%-5.74%       .75%     Not Available
         4.75%-5.24%       1.25%    .25%/.25%
         4.25%-4.74%       1.75%    .75%/.25%
         3.75%-4.24%       2.25%    1.25%/.25%
         3.25%-3.74%       2.75%    1.75%/.25%
         2.75%-3.24%       3.25%    2.25%/.25%
         2.25%-2.74%       3.75%    2.75%/.25%
         1.75%-2.24%       4.25%    3.25%/.25%
         1.25%-1.74%       4.75%    3.75%/.25%
         .75%-1.24%        5.25%    4.25%/.25%
         .25%-.74%         5.75%    4.75%/.25%
         Less than .25%    6.25%    5.25%/.25%


OWNER Issue ages 81-85

         Surrender Charge                       Option A             Option B
         Remaining On      Percent of Initial PremiumPercent of Initial Premium/
         JNL Fixed Annuity Contract         Annual Trail % on Contract that has
                           been in force at least 12 months

         3.25%-7.00%       None     Not Available
         2.75%-3.24%       .125%    Not Available
         2.25%-2.74%       .625%    .125%/.25%
         1.75%-2.24%       1.125%   .625%/.25%
         1.25%-1.74%       1.625%   1.125%/.25%
         .75%-1.24%        2.125%   1.625%/.25%
         .25%-.74%         2.625%   2.125%/.25%
         Less than .25%    3.125%   2.625%/.25%




Commission Schedule -
Jackson National Life(R)Defined Strategies Variable AnnuitySM Contracts (VA200)


OWNER ISSUE AGE

Under 81












81 to 85












86 to 90





COMMISSION OPTIONS

Option A - 6.50% of Premium Payment

         - OR -

Option B - 5.50% of Premium Payment
+ .25% annual trail commission

- OR -

Option C - 2.00% of Premium Payment
+ 1.00% annual trail commission


Option A - 3.25% of Premium Payment

- OR -

Option B - 2.75% of Premium Payment
+ .25% annual trail commission

- OR -

Option C - 2.00% of Premium Payment
+ 1.00% annual trail commission


Option A, B, and C - 1.00% of Premium Payment + 1.00% annual trail commission


Trail Commissions:
Commissions are paid quarterly, based on contract value calculated at the end of each calendar quarter. Commissions are paid on each Contract that has been in force at least 12 months.

Internal Exchange Commission Schedule -
Jackson National Life(R)Defined Strategies Variable AnnuitySM Contracts (VA200)

                    Owner Issue Ages Under 81
 Surrender Charge                       Option A                 Option B
 Remaining On      Percent of Initial  Premium       Percent of Initial Premium/
 JNL Fixed Annuity Contract         Annual Trail %       on Contract that has
                   been in force at least 12 months
 5.75% - 7.00%     None     Not Available
 5.25% - 5.74%     0.50%/0% Not Available
 4.75% - 5.24%     1.00%/0% 0%/0.25%
 4.25% - 4.74%     1.50%/0% 0.50%/0.25%
 3.75% - 4.24%     2.00%/0% 1.00%/0.25%
 3.25% - 3.74%     2.50%/0% 1.50%/0.25%
 2.75% - 3.24%     3.00%/0% 2.00%/0.25%
 2.25% - 2.74%     3.50%/0% 2.50%/0.25%
 1.75% - 2.24%     4.00%/0% 3.00%/0.25%
 1.25% - 1.74%     4.50%/0% 3.50%/0.25%
 0.75% - 1.24%     5.00%/0% 4.00%/0.25%
 0.25% - 0.74%     5.50%/0% 4.50%/0.25%
  Less than 0.25%  6.00%/0% 5.00%/0.25%




                    Owner Issue Ages 81-85
Surrender Charge  Option A Option B
Remaining On      Percent of Initial  Premium        Percent of Initial Premium/
JNL Fixed Annuity Contract         Annual Trail % on Contract that has
                  been in force at least 12 months
2.75% - 7.00%     None     Not Available
2.25% - 2.74%     0.50%/0% 0%/0.25%
1.75% - 2.24%     1.00%/0% 0.50%/0.25%
1.25% - 1.74%     1.50%/0% 1.00%/0.25%
0.75% - 1.24%     2.00%/0% 1.50%/0.25%
0.25% - 0.74%     2.50%/0% 2.00%/0.25%
Less than 0.25%   3.00%/0% 2.50%/0.25%


Commission Schedule -
Perspective Advantage Fixed and Variable AnnuitySM Contracts (VA600)


Owner Issue Age   COMMISSION OPTIONS

Under 76
Option A - 5.00% of Premium Payment
         + .00% annual trail commission in contract years 2 - 9
         + 1.00% annual trail commission in contract years 10+

- OR -

Option B - 4.00% of Premium Payment
         + .25% annual trail commission in contract years 2 - 9
         + 1.00% annual trail commission in contract years 10+

                                      - OR -

Option C - 1.00% of Premium Payment
         + 1.00% annual trail commission in contract years 2 - 9
         + 1.00% annual trail commission in contract years 10+

76 to 80
Option A - 3.00% of Premium Payment
         + .00% annual trail commission in contract years 2 - 9
         + .50% annual trail commission in contract years 10+

- OR -

Option B - 2.40% of Premium Payment
         + .25% annual trail commission in contract years 2 - 9
         + .50% annual trail commission in contract years 10+

- OR -

Option C - .50% of Premium Payment
         + .50% annual trail commission in contract years 2 - 9
         + .50% annual trail commission in contract years 10+




Trail Commissions:
Commissions are paid quarterly, based on contract value calculated at the end of each calendar quarter. Commissions are paid on each Contract that has been in force at least 12 months.

Internal Exchange Commission Schedule -
Perspective Advantage Fixed and Variable AnnuitySM Contracts (VA600)



                   Owner Issue Ages Under 75
Surrender Charge                       Option A                 Option B
Remaining On      Percent of Initial  Premium        Percent of Initial Premium/
JNL Fixed Annuity Contract         Annual Trail % on Contract that has
                  been in force at least 12 months
4.25% - 4.50%     0.50%/0% Not Available
3.75% - 4.24%     1.00%/0% Not Available
3.25% - 3.74%     1.50%/0% 0.50%/0.25%
2.75% - 3.24%     2.00%/0% 1.00%/0.25%
2.25% - 2.74%     2.50%/0% 1.50%/0.25%
1.75% - 2.24%     3.00%/0% 2.00%/0.25%
1.25% - 1.74%     3.50%/0% 2.50%/0.25%
0.75% - 1.24%     4.00%/0% 3.00%/0.25%
0.25% - 0.74%     4.50%/0% 3.50%/0.25%
Less than 0.25%   5.00%/0% 4.00%/0.25%



                    Owner Issue Ages 76-80
Surrender Charge                       Option A                 Option B
Remaining On      Percent of Initial  Premium        Percent of Initial Premium/
JNL Fixed Annuity Contract         Annual Trail % on Contract that has
                  been in force at least 12 months
2.25% - 4.50%     None     Not Available
1.75% - 2.24%     0.50%/0% Not Available
1.25% - 1.74%     1.00%/0% 0.50%/0.25%
0.75% - 1.24%     1.50%/0% 1.00%/0.25%
0.25% - 0.74%     2.00%/0% 1.50%/0.25%
Less than 0.25%   2.50%/0% 2.00%/0.25%


Commission Schedule -
Perspective Advisors Fixed and Variable AnnuitySM Contracts (VA400)
COMMISSIONS
1.10% annual trail commission on each contract (Commissions are paid quarterly, beginning at the end of the quarter in which the policy is issued, based on contract value calculated at the end of each calendar quarter.)

Annuitization Commission Schedule
Perspective Fixed and Variable Annuity (VA200)
Perspective Advisors Fixed and Variable Annuity (VA400)
Jackson National Life Defined Strategies Variable Annuity (VA200)
Perspective Advantage Fixed and Variable Annuity (VA600)
         Annuity Option Selected    Percent of Contract Value at
                  Annuity Date
         Annuity Option 1 - Life Income 2.0% Annuity Option 2 - Joint and Survivor Annuity 2.0% Annuity Option 3 - Life Annuity with 120 or 240 Monthly Payments Guaranteed 2.0% Annuity Option 4 - Income for a Specified Period (Periods of 10 years or more) 2.0%

Perspective, Defined Strategies, and Perspective Advantage:
If Commission Option A or B was selected for the Contract at issue, the above referenced commissions would be paid only if Annuitization occurred after the fifth Contract Year.

If Commission Option A or B was selected for the Contract at issue, and the original issue age was 86-90, the above referenced commissions would be paid only if Annuitization occurred after the first Contract Year. (For Perspective and Defined Strategies only. Not for Perspective Advantage.)

If   Commission   Option  C  was  selected  for  the  Contract  at  issue,   the
above-referenced commission would be paid only if Annuitization occurred after the first Contract Year.

Upon Annuitization, Trail Commission under Commission Options A (at issue ages above 85), B and C cease to be paid.


Perspective Advisors:
Upon Annuitization, all trail commission will cease.


Commission Schedule
ELITE 500SM Index Deferred Annuity
(ELI-DA400)
Commissions are paid on Premium Payments made to the Contract, and on Contract values reallocated to new Contract Options after the maturity of the existing Contract Option.
Commissions for transfers which occur prior to the maturity of an existing Contract Option are calculated in the following manner: 1. Determine Commissions payable on Contract values reallocated to the new Contract Option assuming it was made after the maturity of the existing Contract Option.
2.       Determine commissions payable on a new Contract Option.
The Commission payable is (1) less (2).
Contract Option Period     Issue Ages 0-80 (Owner)     Issue Ages 81-85 (Owner)
                           Percent of Premium          Percent of Premium
                           (or subsequent allocations) (or subsequent
                                                       allocations)
         1-year   0.75%    0.375%
         7-year   5.75%    2.875%
         9-year   6.75%    3.375%

Commission Schedule
ELITE 90SM Equity Indexed Annuity
(ELI-DA500)
         Issue Ages 0-80 (Owner)    Issue Ages 81-85 (Owner)
          Percent of Premium        Percent of Premium
         6.75%    3.375%

ELI Multi-Index Deferred Annuity
ELI Multiple Index Deferred Annuity (ELI-DA200)
         Contract          Issue Ages 0-80  Issue Ages 81-85
         Option    (Owner) (Owner)
         Period   Percent of Premium        Percent of Premium

         1-year   .75%     .375%
         2-year   1.75%    .875%
         3-year   2.75%    1.375%
         4-year   3.75%    1.875%
         5-year   4.75%    2.375%
         6-year   5.25%    2.625%
         7-year   5.75%    2.875%
         8-year   6.25%    3.125%
         9-year   6.75%    3.375%
         10-year  6.75%    3.375%

Commissions are paid on Premium Payments made to the Contract, and on Contract values reallocated to new Contract Options after the maturity of the existing Contract Option.

Commissions for transfers (including Earnings Lock-Ins) which occur prior to the maturity of an existing Contract Option are calculated in the following manner:

1. Determine Commissions payable on Contract values reallocated to the new Contract Option assuming it was made after the maturity of the existing Contract Option.

2. Determine Commissions payable on Contract values reallocated to a new Contract Option for the same number of years as that remaining in the existing Contract Option.

The Commission payable is (1) less (2).



Commission Schedule -- FIXED ANNUITIES
                                    OPTIONS
JNL Select+       A        B        C
Guaranteed
Period
         1        Issue Age 0-80    .75     N/A      N/A
         2                 1.75     .90/.90 .90
         3                 2.75     1.375/.80        1.00
         4                 3.75     1.875/.75        1.10
         5                 4.75     2.375/.75        1.15
         6                 5.25     2.625/.70        1.10
         7                 5.75     2.875/.65        1.05
         8                 6.25     3.125/.65        1.05
         9                 6.75     3.375/.60        1.05
         10                6.75     3.375/.55        1.00

                                    OPTIONS
JNL Select+                A        B       C
Guaranteed
Period
         1        Issue Age 81-85   .375    N/A      N/A
         2                 .875     .450/.450        .450
         3                 1.375    .688/.400        .500
         4                 1.875    .938/.375        .550
         5                 2.375    1.188/.375       .575
         6                 2.625    1.313/.350       .550
         7                 2.875    1.438/.325       .525
         8                 3.125    1.563/.325       .525
         9                 3.375    1.688/.300       .525
         10                3.375    1.688/.275       .500

Flexible Premium Plans     First Year       Renewal
Flexible Premium I**       6%       6%      (2-5 yrs)
                  0.1%*
                  (6th & subsequent anniversaries)
QFlex    4.25%    5.5% (2-10 yrs)

* Commission is a percentage of accumulated value on the anniversary date. However, such commission must be returned to the Insurer if the policyowner surrenders the policy within 30 days of such anniversary date.
** First-year commissions are payable also on increases over the largest prior year premiums during the first 10 policy years for qualified plans (except IRAs).
+ Commissions are paid on initial premium and on accumulated value which is renewed at the end of each guaranteed period. However, such commission must be returned to the Insurer if the policyowner surrenders the policy within 30 days of each guaranteed period renewal date.



Commission Schedule-- FIXED ANNUITIES
         Premium Level     Issue            OPTIONS
         (Minimums Shown)  Age      A       B        C

         Action




         Action One


         Action Two




         Bonus MAX




         Bonus MAX One


         Bonus MAX Two




         MAX



         Super MAX

         Immediate
         Annuity

$2,000-3,999      0-70     3.0      1.50/.30.50
$4,000-4,999               4.0      2.0/.40 .65
$5,000 & Up                6.0      3.0/.60 1.0
$10,000 & Up      71-80    6.0      3.0/.60 1.0
$10,000 & Up      81-85    3.0      1.50/.30.50
$5,000 & Up       0-70     4.0      2.0/.40 .65
$10,000 & Up      71-80    4.0      2.0/.40 .65
$10,000 & Up      81-85    2.0      1.0/.20 .325
$2,000-3,999      0-70     5.0      2.5/.50 .80
$4,000-4,999               6.0      3.0/.60 1.0
$5,000 & Up                8.0      4.0/.80 1.35
$10,000 & Up      71-80    8.0      4.0/.80 1.35
$10,000 & Up      81-85    4.0      2.0/.40 .65
$2,000-3,999      0-70     3.0      1.50/.30.50
$4,000-4,999               4.0      2.0/.40 .65
$5,000 & Up                6.0      3.0/.60 1.0
$10,000 & Up      71-80    6.0      3.0/.60 1.0
$10,000 & Up      81-85    3.0      1.50/.30.50
$5,000 & Up       0-70     4.0      2.0/.40 .65
$10,000 & Up      71-80    4.0      2.0/.40 .65
$10,000 & Up      81-85    2.0      1.0/.20 .325
$2,000-3,999      0-70     5.0      2.5/.50 .80
$4,000-4,999               6.0      3.0/.60 1.0
$5,000 & Up                8.0      4.0/.80 1.35
$10,000 & Up      71-80    8.0      4.0/.80 1.35
$10,000 & Up      81-85    4.0      2.0/.40 .65
$1,000-1,999      0-70     3.0      1.50/.30.50
$2,000 & Up                4.0      2.0/.40 .65
$5,000 & Up       71-80    4.0      2.0/.40 .65
$5,000 & Up       81-85    2.0      1.0/.20 .325
$5,000 & Up       0-80     6.0      3.0/.60 1.0
$5,000 & Up       81-85    3.0      1.50/.30.50

Net Premium       N/A      4        N/A     N/A

Option A provides a onetime, commission payment based on 1st-year premiums with no trail or renewal commissions. Option B provides both an up-front commission and trail for the life of a fixed annuity, or up-front commissions, renewals for years 2-10, and service fees. Option C provides level commissions each year for the first ten policy years, with service fees thereafter (if applicable), or trail commissions for the life of the fixed annuity.
Fixed annuity trail commissions are based on a percentage of accumulated value at policy anniversary net of policy loans.



Commission Schedule -- LIFE
OPTIONS
                           A        B       C
Interest-Sensitive Whole Life
Ultimate(R)7                75       60/5/1  16/1
Ult II, Lifeline, Last Survivor, Joint, Unisex       90       75/5/1   18/1
Last Survivor >80 60       45/5/1   12/1
Life
Universal Life    One      N/A      85*/5/1 N/A
                  Two      N/A      90*/5/1 N/A
Term
JNL's RewardSM 10/15/20-Year R&C    90      75/4/0   15/0
YRT      Prime    N/A      65/4/1   14/0
                  Choice   N/A      40/4/1  10/0
Lifeline Term              90       75/4/0  15/0
Decreasing Term   100      75/7.5/1 17/1
Riders+
Family & Child Rider       90       70/7.5/117/1
Single Premium Drop-in Rider        5       0        N/A
DIPPR    5        0        N/A

If a life policy has two or more elements (base and rider), Insurer will pay the commission option that is common between the elements. For instance, an Ultimate II with a Prime or Choice 10-Year rider will pay commissions only under Option A or C, since the term rider does not have an Option B.
Insurer  will pay Option A on all life  policies  with  Annual  Premium  Drop-in
Riders.

Most policy fees are not  commissionable.

*        Up to Target premium. Amounts over Target earn 5%.

+ Term policies written as riders: Same commission as if written as term policies. Other riders not listed above (Waiver of Premium, Accidental Death Benefit): First-year and renewal commissions are payable at the same rate as the base policy. Note: Not all riders attach to all policies; check the rate book for details.

                     JACKSON NATIONAL LIFE INSURANCE COMPANY
              JACKSON NATIONAL LIFE DISTRIBUTORS, INC. MEMBER NASD
--------------------------------------------------------------------------------

                          ADDENDUM TO SELLING AGREEMENT

This Addendum, dated _______________ ___, _____, to the Selling Agreement, dated ___________________ ___, _____, is by and among

____________________________________________________________________ and
(Broker/Dealer)

--------------------------------------------------------------------------------
(Agency)

--------------------------------------------------------------------------------
(Agency)

--------------------------------------------------------------------------------
(Agency)


herinafter taken together and referred to as ("Broker/Dealer"), JACKSON NATIONAL LIFE INSURANCE COMPANY ("Insurer"), and JACKSON NATIONAL LIFE DISTRIBUTORS, INC. ("Distributor"). The purpose of this Addendum is to amend the Selling Agreement among the parties to add the provisions set forth below. This Addendum does not delete any provision of the Selling Agreement, except to the extent of any contradiction. The paragraph numbering and headings of this Addendum correspond to the Selling Agreement, and the provisions set forth under each heading are added to the corresponding section of the Selling Agreement.

I.       REGISTERED REPRESENTATIVES

Continued solicitation for the Contracts shall be contingent upon the continuing qualification of the Registered Representatives by possession of the required licenses, appointments, and registrations. Broker/Dealer shall notify Distributor immediately in writing if any Registered Representative appointed by Insurer ceases to be a registered representative of Broker/Dealer or ceases to be properly licensed in any state.

II.      SALES MATERIAL

Upon  receipt  or  approval  of  updated   prospectuses   and  other   material,
Broker/Dealer shall promptly discard or destroy all outdated copies of such materials, except as needed to maintain proper records.

III.  PROSPECTUS DELIVERY

No sales solicitation, including the delivery of supplemental sales literature or other such materials, shall occur, be delivered to or used with a prospective purchaser unless accompanied or preceded by the appropriate then current prospectus, the then current prospectus for the underlying funds funding the Contract, and where required by state law, the then current statement of additional information.

Broker/Dealer agrees to comply with the established rules and regulations of Insurer now in effect or which may be established hereafter.

IV.  BROKER/DEALER COMPLIANCE

Broker/Dealer is specifically charged with the responsibility of supervising its Registered Representatives' compliance with all applicable suitability requirements under federal or state law or the regulations of the NASD. Broker/Dealer is specifically charged with providing or arranging for adequate training to ensure that Registered Representatives have thorough knowledge of each Contract and the ability to make appropriate product presentations and suitability determinations in compliance with applicable law. Broker/Dealer and the Registered Representatives shall not recommend the purchase of a Contract to a prospective purchaser unless they have reasonable grounds to believe that such purchase is suitable for the prospective purchaser and is in accordance with applicable regulations of any regulatory authority, including the SEC and the NASD. While not limited to the following, a determination of suitability shall be based on information concerning the prospective purchaser's insurance and investment objectives, risk tolerance, need for liquidity, and financial and insurance situation and needs. An appropriate principal of Broker/Dealer shall approve each application as to suitability before forwarding such application to Insurer.

Broker/Dealer shall notify Distributor and Insurer immediately in writing if Broker/Dealer fails to comply with any of the laws and regulations applicable to it.

IX.  COOPERATION

Broker/Dealer will promptly notify Distributor and Insurer of any complaint or claim or any notice of any regulatory investigation or proceeding received by Broker/Dealer or its affiliates relating to the Distributor, Insurer, any associated person of Distributor or Insurer, or the Contracts, or any or threatened or filed arbitration action or civil litigation arising out of solicitation of the Contracts.

IN WITNESS WHEREOF, the parties have executed this Addendum as of the date set forth above.

BROKER/DEALER:



-----------------------------------    ----------------------------------
Name of Broker/Dealer                  Name of Life Agent or Agency (If other
                                       than Broker/Dealer)


-----------------------------------    -----------------------------------
Address                                Address


Signature: __________________________  Signature: __________________________

Print Name: _________________________  Print Name: _________________________

Title: ______________________________  Title: ______________________________

Date: ______________________________   Date: ______________________________


JACKSON NATIONAL LIFE                  JACKSON NATIONAL
INSURANCE COMPANY                      LIFE DISTRIBUTORS, INC.
1Corporate Way                         401 Wilshire Boulevard, Ste. 1200
Lansing, MI 48951                      Santa Monica, CA 90401



Signature: __________________________  Signature: __________________________

Print Name: _________________________  Print Name: _________________________

Title: ______________________________  Title: ______________________________

Date: ______________________________   Date: ______________________________